UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 17, 2021
(Date of earliest event reported)
 _________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)
  __________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

NAUTILUS, INC.
FORM 8-K

Item 8.01	Other Events.

On September 17, 2021, Nautilus, Inc. (the “Company“), issued a press release announcing the granting of equity awards under the Nautilus, Inc. Inducement Stock Plan for Vay AG Employees (the “Inducement Stock Plan“), in connection with the closing of the acquisition of Vay AG.

The Company closed the acquisition of Vay AG and granted an aggregate of 387,243 inducement restricted stock units and 387,243 inducement performance units (at the target level). The restricted stock units and performance unit awards were approved by the Compensation Committee of the Board of Directors of the Company and were granted under the Inducement Stock Plan as employment inducement awards material to the new employees’ becoming employees of Nautilus in accordance with New York Stock Exchange Rule 303A.08.

Each restricted stock unit award and performance unit award are subject to the terms and conditions of the Inducement Stock Plan and the terms and conditions of a restricted stock unit agreement and a performance unit agreement covering the grant.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Press Release of Nautilus, Inc. dated September 17, 2021
99.2	Form of Inducement Restricted Stock Unit Agreement for Vay AG Employees dated September 15, 2021, by and between Nautilus, Inc. and Vay Employees - Incorporated by reference to Exhibit 99.1 of our Form S-8 dated September 15, 2021 as filed with the Commission on September 15, 2021.
99.3	Form of Inducement Performance Unit Agreement for Vay AG Employees dated September 15, 2021, by and between Nautilus, Inc. and Vay Employees - Incorporated by reference to Exhibit 99.2 of our Form S-8 dated September 15, 2021 as filed with the Commission on September 15, 2021.
99.4	Form of Inducement Stock Plan for Vay AG Employees dated September 15, 2021, by and between Nautilus, Inc. and Vay Employees - Incorporated by reference to Exhibit 99.3 of our Form S-8 dated September 15, 2021 as filed with the Commission on September 15, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

September 17, 2021	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial Officer)